POWER OF ATTORNEY

      Each of the undersigned officers and/or directors of Simclar, Inc., a Florida corporation (the "Company"), hereby appoints Barry J. Pardon and David
L. Watts as his or her true and lawful attorneys-in-fact, or either one of them individually with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 30, 2005.

            Signature                                 Title


/s/ Samuel J. Russell                     Chairman of the Board of Directors
------------------------------------      and Chief Executive Officer
Samuel J. Russell

/s/ Barry J. Pardon                       President and Director
------------------------------------      (principal executive officer)
Barry J. Pardon

/s/ John Ian Durie                        Vice President (Finance) and Director
------------------------------------
John Ian Durie

/s/ David L. Watts                        Chief Financial Officer and Secretary
------------------------------------      (principal financial and principal
David L. Watts                            accounting officer)

                                          Director
------------------------------------
A. Graeme Manson

                                          Director
------------------------------------
Kenneth M. MacKay, M. D.

/s/ Christina M.J. Russell                Director
------------------------------------
Christina M. J. Russell

                                          Director
------------------------------------
Douglas A. Smith